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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 17, 1997


                          SILICON VALLEY RESEARCH, INC.
               (Exact name of registrant as specified in charter)


    California                       0-13836                   94-2743735
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
    or incorporation)                                       Identification No.)


     6360 San Ignacio Avenue, San Jose, California                95119-1231
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     (Address of principal executive offices)

Registrant's telephone number, including area code  (408) 361-0333
                                                  ------------------------------


          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

        The report of Price Waterhouse LLP on SVR's fiscal 1997 consolidated financial statements was amended on September 17, 1997 to add an explanatory paragraph regarding SVR's ability to continue as a going concern and to disclose the cancellation of a significant contract subsequent to March 31, 1997.

        The amended report and consolidated financial statements as of and for the years ended March 31, 1997 and 1996 are attached as Exhibit 99.1 and are incorporated herein by reference.


ITEM 7C. EXHIBITS.


Exhibit No.                         Description
-----------                         -----------
99.1           Consolidated Financial Statements and Financial Statement
               Schedule for Silicon Valley Research, Inc. as of and for the years ended March 31, 1997 and 1996.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SILICON VALLEY RESEARCH, INC.



Date:  September 18, 1997              By: /s/Laurence G. Colegate, Jr.
                                          -----------------------------
                                       Laurence G. Colegate, Jr.
                                       Chief Financial Officer and Senior Vice
                                       President of Finance and Administration


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                                  EXHIBIT INDEX


                                                                       Sequentially
Exhibit No.                      Description                           Numbered Page
-----------                      -----------                           -------------
99.1            Consolidated Financial Statements and Financial
                Statement Schedule for Silicon Valley Research,
                Inc. as of and for the years ended March 31, 1997
                and 1996                                                5


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